Exhibit 8.1

Name of Subsidiary	Jurisdiction of Incorporation
CANADA

GRAPHICOR TRANSPORT INC.	Canada

3721663 CANADA GENERAL PARTNERSHIP	Quebec

4449584 CANADA INC.	Canada

WEB PRESS GRAPHICS LTD.	British Columbia

UNITED STATES

BCK 140 Q PARTNERSHIP	District of Columbia

CHEMICAL COLOR PLATE CORPORATION	Delaware

IMAGE TECHNOLOGIES INC.	Florida

LA-GNIAPPE ADVERTISING INC.	Louisiana

LA-GNIAPPE INSERTS INC.	Louisiana

NIMROD PRESS INC.	Massachusetts

P.A. INVESTMENT CORPORATION	Delaware

QUEBECOR PRINTING AVIATION INC.	Delaware

QUEBECOR PRINTING HOLDING COMPANY	Delaware

QUEBECOR PRINTING PROVIDENCE INC.	Rhode Island

QUEBECOR WORLD (USA) INC.	Delaware

QUEBECOR WORLD ACME PRINTING COMPANY INC.	Massachusetts

QUEBECOR WORLD ARCATA CORP.	Delaware

QUEBECOR WORLD ATGLEN INC.	Delaware

QUEBECOR WORLD ATLANTA II LLC	Georgia

QUEBECOR WORLD ATLANTA INC.	Delaware

QUEBECOR WORLD BUFFALO INC.	New York

QUEBECOR WORLD CAPITAL CORPORATION	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
QUEBECOR WORLD CAPITAL II GP	Delaware

QUEBECOR WORLD CAPITAL II LLC.	Delaware

QUEBECOR WORLD CENTURY GRAPHICS CORPORATION	Louisiana

QUEBECOR WORLD DALLAS II INC.	Delaware

QUEBECOR WORLD DALLAS LP	Delaware

QUEBECOR WORLD DB ACQUISITION CORP.	Georgia

QUEBECOR WORLD DETROIT INC.	Delaware

QUEBECOR WORLD DITTLER BROTHERS INC.	Georgia

QUEBECOR WORLD DUBUQUE INC.	Delaware

QUEBECOR WORLD EAGLE INC.	Missouri

QUEBECOR WORLD EUSEY PRESS INC.	Massachusetts

QUEBECOR WORLD FAIRFIELD INC.	Delaware

QUEBECOR WORLD FEDERATED INC.	Rhode Island

QUEBECOR WORLD FINANCE INC.	Delaware

QUEBECOR WORLD GREAT WESTERN PUBLISHING INC.	Arizona

QUEBECOR WORLD HALLIDAY INC.	California

QUEBECOR WORLD HAZLETON INC,	Pennsylvania

QUEBECOR WORLD INFINITI GRAPHICS INC.	Connecticut

QUEBECOR WORLD INVESTMENTS INC.	Delaware

QUEBECOR WORLD JOHNSON & HARDIN COMPANY	Ohio

QUEBECOR WORLD JOHNSON & HARDIN ENTERPRISES INC.	Ohio

QUEBECOR WORLD KINGSPORT INC.	California

QUEBECOR WORLD KRI DRESDEN	Delaware

QUEBECOR WORLD KRI INC.	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
QUEBECOR WORLD KRUEGER ACQUISITION CORPORATION	Delaware

QUEBECOR WORLD LANMAN COMPANIES INC.	District of Columbia

QUEBECOR WORLD LANMAN LITHOTECH INC.	Florida

QUEBECOR WORLD LANMAN DOMINION INC.	Virginia

QUEBECOR WORLD LEASE GP	Delaware

QUEBECOR WORLD LEASE LLC	Delaware

QUEBECOR WORLD LINCOLN INC.	Delaware

QUEBECOR WORLD LOGISTICS INC.	Delaware

QUEBECOR WORLD LOVELAND INC.	Delaware

QUEBECOR WORLD MAGNA GRAPHIC INC.	Kentucky

QUEBECOR WORLD MEMPHIS II INC.	Delaware

QUEBECOR WORLD MEMPHIS LLC	Delaware

QUEBECOR WORLD METROWEB LP	Delaware

QUEBECOR WORLD MID-SOUTH PRESS CORPORATION	Tennessee

QUEBECOR WORLD MT. MORRIS II LLC	Delaware

QUEBECOR WORLD NEVADA II LLC	Delaware

QUEBECOR WORLD NEVADA INC.	Nevada

QUEBECOR WORLD NORTHEAST GRAPHICS INC.	Delaware

QUEBECOR WORLD OLIVE BRANCH INC.	Delaware

QUEBECOR WORLD ORLANDA, L.C.	Florida

QUEBECOR WORLD PAWTUCKET INC.	Rhode Island

QUEBECOR WORLD PENDELL INC.	Michigan

QUEBECOR WORLD PETTY PRINTING INC.	Illinois

QUEBECOR WORLD PRINTING (USA) CORP.	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
QUEBECOR WORLD RAI INC.	Wisconsin

QUEBECOR WORLD REAL ESTATE INC.	Delaware

QUEBECOR WORLD RETAIL PRINTING CORPORATION	Massachusetts

QUEBECOR WORLD SAN JOSE INC.	California

QUEBECOR WORLD SAYERS INC.	Missouri

QUEBECOR WORLD SEMLINE INC.	Massachusetts

QUEBECOR WORLD SERVICES INC.	Delaware

QUEBECOR WORLD SYSTEMS INC.	Delaware

QUEBECOR WORLD TACONIC HOLDINGS INC.	Virginia

QUEBECOR WORLD UP / GRAPHICS INC.	Delaware

QUEBECOR WORLD WAREHOUSING INC.	New York

QUEBECOR WORLD WAUKEE INC.	Iowa

QUEBECOR WORLD WESSEL INC.	Illinois

QW DELAWARE INC.	Delaware

QW KARL M. HARROP COMPANY II INC.	Delaware

QW MEMPHIS CORP.	Delaware

QW NEW YORK CORP.	Delaware

SHEA COMMUNICATIONS COMPANY	Kentucky

THE WEBB COMPANY	Delaware

WCP-D, INC.	Delaware

WCX, LLC	Delaware

WCY, LLC	Delaware

LATIN AMERICA

QUEBECOR WORLD MEXICO HOLDING S.A. DE C.V.	Mexico

Name of Subsidiary	Jurisdiction of Incorporation
GRAFICAS MONTE ALBAN S.A. DE C.V.	Mexico

QUEBECOR WORLD MEXICO D.F., S.A. DE C.V.	Mexico

GRAFSER S.A. DE C.V.	Mexico

QUEBECOR WORLD FOREIGN SALES CORP.	Barbados

QW (IBC) LTD	Barbados

QP INVESTMENTS LTD	British Virgin Islands

QP (BVI) LTD	British Virgin Islands

QUEBECOR PRINTING (BVI) HOLDINGS LTD	British Virgin Islands

QUEBECOR WORLD BUENOS AIRES S.A.	Argentina

QUEBECOR WORLD PILAR S.A.	Argentina

QUEBECOR WORLD RECIFE LTDA	Brazil

QUEBECOR WORLD EMPRENDIMENTOS LTDA	Brazil

QWLA PARTICIPACOES S/C LTDA	Brazil

QUEBECOR WORLD SAO PAULO S.A.	Brazil

QUEBECOR PRINTING CHILE HOLDING LIMITADA	Chile

QUEBECOR WORLD CHILE S.A.	Chile

QUEBECOR WORLD ENCUADERNACION LTDA	Chile

QUEBECOR WORLD BOGOTA S.A.	Columbia

QUEBECOR WORLD PERU S.A.	Peru

QUEBECOR WORLD EDITORES S.A.C.	Peru

EUROPE

QPI FINANCIAL SERVICES	Ireland

QUEBECOR WORLD A ISLANDI EHF	Iceland

QUEBECOR WORLD ISLANDI SF.	Iceland

QUEBECOR WORLD S.A.	Luxembourg

QUEBECOR WORLD INSURANCE HOLDING, S.A.	Luxembourg

Name of Subsidiary	Jurisdiction of Incorporation
QUEBECOR WORLD INSURANCE, S.A.	Switzerland

QUEBECOR WORLD SPAIN 1, S.L.	Spain

QUEBECOR WORLD SPAIN 2, S.L.	Spain

QUEBECOR WORLD (UK) HOLDINGS PLC	England

QUEBECOR WORLD PLC	England

HUNTERPRINT GROUP PLC	England